UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


                                November 7, 2001


                              PageLab Network Inc.
             (Exact name of registrant as specified in its chapter)


                          Minnesota 0-29711 41-1596056
       (State of incorporation) (Commission file number) (IRS Employer ID)


                43 Main St. SE, Suite #228, Minneapolis, MN 55414
                    (Address of principal executive offices)


                                 (612) 362-9224
                         (Registrant's telephone number)





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                  Changes in Registrant's Certifying Accountant

According to the Securities Exchange Act of 1934, under item 304 of regulation SB and item 4 the company PageLab Network Inc. is reporting that McGladery & Pullen, LLP Certified Public Accounts at 801 Nicollet Avenue, Suite 1300, Minneapolis, MN 55402 (Commission File Number 000-29711) have ceased being our Accountants. Due to the fact that we have moved our offices from the previously reported suite number #508 to suite number #228 and the fact that they sent their letter to the wrong address it was returned to their offices. We have not received this letter stating that they were resigning in the mail to date. However a much later fax was subsequently sent to our offices and we are now reporting this event. Attached is the faxed document from our former accountants as exhibit.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused the report to be signed on its behalf by the undersigned hereunto duly authorized.


PageLab Network, Inc.
(registrant)


/s/ Andrew D. Hyder
-------------------------
Andrew D. Hyder, President and CEO


/s/ Sharon Hyder
-------------------------
Sharon Hyder, Secretary/Treasurer
Acting CFO

                      McGladrey & Pullen, LLP [Letterhead]


October 10, 2001

Mr. Andrew Hyder
Pagelab Network, Inc.
43 Main Street South East
Minneapolis, MN 55414

Dear Mr. Hyder:

This is to confirm that the client-auditor relationship between PageLab Network, Inc. (Commission File number 000-29711) and McGladrey & Pullen, LLP, independent accountants, has ceased.

                                     Sincerely,

                                     /s/ McGladrey & Pullen, LLP
                                     McGladrey & Pullen, LLP


Cc: Office of the Chief Accountant
SECPS Letter File
Securities and Exchange Commission
450 Fifth Street N.W.
Washington, D.C. 20549